Entravision Communications

Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

THIRD QUARTER 2023 RESULTS

SANTA MONICA, CALIFORNIA, November 2, 2023 – Entravision Communications Corporation (NYSE: EVC), a leading global advertising solutions, media and technology company, today announced financial results for the three- and nine-month periods ended September 30, 2023.

Third Quarter 2023 Highlights

•
Record quarterly advertising revenue
•
Net revenue up 14% over the prior-year quarter
•
Net income attributable to common stockholders down 71% compared to the prior-year quarter
•
Consolidated EBITDA down 45% compared to the prior-year quarter
•
Operating cash flow up 45% over the prior-year quarter
•
Free cash flow down 74% compared to the prior-year quarter
•
Quarterly cash dividend of $0.05 per share

“We achieved a record quarterly advertising revenue of $274.4 million, up 14% year-over-year, led by strength in our Digital segment, which now comprises 84% of total revenue,” said Chris Young, Chief Financial Officer. “We continued to execute on our Digital transformation strategy during the quarter with the signing of two new partnerships with Match and Pinterest to further diversify our portfolio of digital solutions. While non-returning political revenue and sales mix contributed to the year-over-year decline in our Consolidated EBITDA, we anticipate increased political spending ahead of the 2024 elections will benefit our Television and Audio segments and Consolidated EBITDA in the quarters to come."

Quarterly Cash Dividend

The Company announced today that its Board of Directors approved a quarterly cash dividend to shareholders of $0.05 per share on the Company's Class A and Class U common stock, in an aggregate amount of $4.4 million. The quarterly dividend will be payable on December 29, 2023 to shareholders of record as of the close of business on December 15, 2023, and the common stock will trade ex-dividend on December 14, 2023. The Company currently anticipates that future cash dividends will be paid on a quarterly basis; however, any decision to pay future cash dividends will be subject to approval by the Board.

Non-GAAP Financial Measures

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure is included beginning on page 10.

Entravision Communications

Unaudited Financial Highlights (In thousands, except share and per share data)

	Three-Month Period			Nine-Month Period
	Ended September 30,			Ended September 30,
	2023	2022	% Change	2023	2022	% Change
Net revenue	$274,417	$241,014	14%	$786,804	$659,881	19%
Cost of revenue - digital (1)	199,289	157,095	27%	562,881	431,951	30%
Operating expenses (2)	53,809	49,294	9%	163,069	140,527	16%
Corporate expenses (3)	13,292	9,525	40%	35,836	26,769	34%
Foreign currency (gain) loss	548	1,966	(72)%	289	2,112	(86)%

Consolidated EBITDA (4)	14,185	25,972	(45)%	41,420	66,566	(38)%

Free cash flow (5)	$4,004	$15,443	(74)%	$9,470	$44,026	(78)%

Net income (loss)	$2,732	$9,090	(70)%	$2,430	$19,444	(88)%
Net (income) loss attributable to redeemable noncontrolling interest	$(13)	$-	*	$(1)	$-	*
Net (income) loss attributable to noncontrolling interest	$-	$303	(100)%	$342	$303	13%
Net income (loss) attributable to common stockholders	$2,719	$9,393	(71)%	$2,771	$19,747	(86)%

Net income (loss) per share attributable to common stockholders, basic and diluted	$0.03	$0.11	(73)%	$0.03	$0.23	(87)%

Weighted average common shares outstanding, basic	87,995,567	84,945,873		87,803,770	85,469,675
Weighted average common shares outstanding, diluted	89,888,721	87,417,501		89,835,363	87,671,726
(1)
Consists primarily of the costs of online media acquired from third-party publishers. Media cost is classified as cost of revenue in the period in which the corresponding revenue is recognized.
(2)
Operating expenses include direct operating and selling, general and administrative expenses. Included in operating expenses are $2.6 million and $1.0 million of non-cash stock-based compensation for the three-month periods ended September 30, 2023 and 2022, respectively, and $7.2 million and $2.9 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2023 and 2022, respectively.
(3)
Corporate expenses include $4.4 million and $1.8 million of non-cash stock-based compensation for the three-month periods ended September 30, 2023 and 2022, respectively, and $9.8 million and $5.1 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2023 and 2022, respectively.
(4)
Consolidated EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other operating gain (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses, syndication programming amortization less syndication programming payments, revenue from the Federal Communications Commission, or FCC, spectrum incentive auction less related expenses, expenses associated with investments, EBITDA attributable to redeemable noncontrolling interest, acquisitions and dispositions and certain pro-forma cost savings. We use the term consolidated EBITDA because that measure is defined in our 2017 Credit Agreement and 2023 Credit Agreement, and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses, syndication programming amortization less syndication programming payments, revenue from FCC spectrum incentive auction less related expenses, expenses associated with investments, EBITDA attributable to redeemable noncontrolling interest, acquisitions and dispositions and certain pro-forma cost savings.
(5)
Free cash flow is defined as consolidated EBITDA less cash paid for income taxes, net interest expense, capital expenditures (less amounts reimbursed by landlord) and non-recurring cash expenses plus dividend income, and other operating gain (loss). Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, and less interest income.

Entravision Communications

Unaudited Financial Results (In thousands)

	Three-Month Period
	Ended September 30,
	2023	2022	% Change
Net revenue	$274,417	$241,014	14%
Cost of revenue - digital (1)	199,289	157,095	27%
Operating expenses (1)	53,809	49,294	9%
Corporate expenses (1)	13,292	9,525	40%
Depreciation and amortization	7,356	6,554	12%
Change in fair value of contingent consideration	(5,997)	734	*
Impairment charge	989	—	*
Foreign currency (gain) loss	548	1,966	(72)%
Other operating (gain) loss	—	(58)	(100)%

Operating income (loss)	5,131	15,904	(68)%
Interest expense, net	(2,896)	(2,267)	28%
Dividend income	—	6	(100)%
Realized gain (loss) on marketable securities	(33)	(473)	(93)%

Income (loss) before income taxes	2,202	13,170	(83)%
Income tax benefit (expense)	530	(4,080)	*

Net income (loss)	2,732	9,090	(70)%
Net (income) loss attributable to redeemable noncontrolling interest	(13)	—	*
Net (income) loss attributable to noncontrolling interest	—	303	(100)%
Net income (loss) attributable to common stockholders	$2,719	$9,393	(71)%

(1) Cost of revenue, operating expenses and corporate expenses are defined on page 2.

Net revenue in the third quarter of 2023 totaled $274.4 million, up 14% from $241.0 million in the prior-year period. Of the overall increase, $42.6 million was attributable to our digital segment and was primarily due to advertising revenue growth from our digital commercial partnerships business, and due to various acquisitions, which did not fully contribute to our financial results in our digital segment in the comparable period. The overall increase was partially offset by a decrease of $6.1 million attributable to our television segment, primarily due to decreases in political advertising revenue and national advertising revenue, partially offset by increases in local advertising revenue and spectrum usage rights revenue. In addition, the overall increase was partially offset by a decrease of $3.1 million attributable to our audio segment, primarily due to a decrease in political advertising revenue, and decreases in local and national advertising revenue.

Cost of revenue in the third quarter of 2023 totaled $199.3 million, up 27% from $157.1 million in the prior-year period. The increase was primarily due to increased cost of revenue related to advertising revenue growth from our digital commercial partnerships business, and due to various acquisitions, which did not fully contribute to our financial results in our digital segment in the comparable period.

Operating expenses in the third quarter of 2023 totaled $53.8 million, up 9% from $49.3 million in the prior-year period. Of the overall increase, $4.1 million was attributable to our digital segment and was primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the timing of the 2023 annual restricted stock unit ("RSU") grant to certain employees, which was made in February 2023 compared to the 2022 annual grant, which was made in December 2022, and due to an increase in expenses associated with the increase in digital advertising revenue, an increase in salary expense, and due to various acquisitions, which did not fully contribute to our financial results in our digital segment in the comparable period. In addition, of the overall increase in operating expenses, $0.5 million was attributable to our audio segment primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, and due to an increase in salaries. The overall increase was partially offset by a decrease of $0.1 million attributable to our television segment.

Corporate expenses in the third quarter of 2023 totaled $13.3 million, up 40% from $9.5 million in the prior-year period. The increase was primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above and RSU grant to our new CEO, and increases in professional service fees.

Entravision Communications

	Nine-Month Period
	Ended September 30,
	2023	2022	% Change
Net revenue	$786,804	$659,881	19%
Cost of revenue - digital (1)	562,881	431,951	30%
Operating expenses (1)	163,069	140,527	16%
Corporate expenses (1)	35,836	26,769	34%
Depreciation and amortization	20,336	19,212	6%
Change in fair value of contingent consideration	(8,939)	6,810	*
Impairment charge	989	—	*
Foreign currency (gain) loss	289	2,112	(86)%
Other operating (gain) loss	—	(1,011)	(100)%

Operating income (loss)	12,343	33,511	(63)%
Interest expense, net	(9,333)	(5,309)	76%
Dividend income	32	20	60%
Realized gain (loss) on marketable securities	(94)	(473)	(80)%
Gain (loss) on debt extinguishment	(1,556)	—	*

Income (loss) before income taxes	1,392	27,749	(95)%
Income tax benefit (expense)	1,038	(8,305)	*

Net income (loss)	2,430	19,444	(88)%
Net (income) loss attributable to redeemable noncontrolling interest	(1)	—	*
Net (income) loss attributable to noncontrolling interest	342	303	13%
Net income (loss) attributable to common stockholders	$2,771	$19,747	(86)%

Net revenue for the nine-month period of 2023 totaled $786.8 million, up 19% from $659.9 million in the prior-year period. Of the overall increase, $140.9 million was attributable to our digital segment and was primarily due to advertising revenue growth from our digital commercial partnerships business, and due to various acquisitions, which did not fully contribute to our financial results in our digital segment in the comparable period. The overall increase was partially offset by a decrease of $9.1 million attributable to our television segment, primarily due to decreases in political advertising revenue and national advertising revenue, partially offset by increases in local advertising revenue, spectrum usage rights revenue and retransmission consent revenue. In addition, the overall increase was partially offset by a decrease of $4.9 million attributable to our audio segment, primarily due to a decrease in political advertising revenue, and decreases in local and national advertising revenue.

Cost of revenue for the nine-month period of 2023 totaled $562.9 million, up 30% from $432.0 million in the prior-year period. The increase was due to increased cost of revenue related to advertising revenue growth from our digital commercial partnerships business, and due to various acquisitions, which did not fully contribute to our financial results in our digital segment in the comparable period.

Operating expenses for the nine-month period of 2023 totaled $163.1 million, up 16% from $140.5 million in the prior-year period. Of the overall increase, $18.2 million was attributable to our digital segment and was primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, and due to an increase in expenses associated with the increase in digital advertising revenue, an increase in salary expense, and due to various acquisitions, which did not fully contribute to our financial results in our digital segment in the comparable period. Additionally, of the overall increase in operating expenses, $0.9 million was attributable to our television segment primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, partially offset by a decrease in bad debt expense. In addition, of the overall increase in operating expenses, $3.5 million was attributable to our audio segment primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, and due to an increase in salaries and increased rent expense in the temporary office space until the move to our new permanent offices, which was completed in June 2023.

Corporate expenses for the nine-month period of 2023 totaled $35.8 million, up 34% from $26.8 million in the prior-year period. The increase was primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above and RSU grant to our new CEO, and increases in professional service fees, audit fees and rent expense.

Entravision Communications

Balance Sheet and Related Metrics

Cash and marketable securities as of September 30, 2023 totaled $128.7 million. Total debt as defined in the Company’s credit agreement was $211.1 million. Net of $50 million of cash and marketable securities, total leverage as defined in the Company’s credit agreement was 2.1 times as of September 30, 2023. Net of total cash and marketable securities, total leverage was 1.1 times.

Unaudited Segment Results (In thousands)

	Three-Month Period			Nine-Month Period
	Ended September 30,			Ended September 30,
	2023	2022	% Change	2023	2022	% Change
Net Revenue
Digital	$231,487	$188,877	23%	$657,865	$516,966	27%
Television	29,552	35,678	(17)%	89,807	98,918	(9)%
Audio	13,378	16,459	(19)%	39,132	43,997	(11)%
Total	$274,417	$241,014	14%	$786,804	$659,881	19%

Cost of Revenue - digital (1)
Digital	$199,289	$157,095	27%	$562,881	$431,951	30%

Operating Expenses (1)
Digital	23,173	19,080	21%	69,755	51,577	35%
Television	19,892	20,003	(1)%	59,859	58,969	2%
Audio	10,744	10,211	5%	33,455	29,981	12%
Total	$53,809	$49,294	9%	$163,069	$140,527	16%

Corporate Expenses (1)	$13,292	$9,525	40%	$35,836	$26,769	34%

Consolidated EBITDA (1)	$14,185	$25,972	(45)%	$41,420	$66,566	(38)%

(1) Cost of revenue, operating expenses, corporate expenses, and consolidated EBITDA are defined on page 2.

Notice of Conference Call

Entravision Communications Corporation will hold a conference call to discuss its third quarter 2023 results on Thursday, November 2, 2023 at 5:00 p.m. Eastern Time. To access the conference call, please dial (844) 836-8739 (U.S.) or (412) 317-5440 (Int’l) ten minutes prior to the start time and reference Conference ID number 10182461. The call will also be available via live webcast on the investor relations portion of the Company's website located at www.entravision.com.

About Entravision Communications Corporation

Entravision is a global advertising solutions, media and technology company. Over the past three decades, we have strategically evolved into a digital powerhouse, expertly connecting brands to consumers in the U.S., Latin America, Europe, Asia and Africa. Our digital segment, the company’s largest by revenue, offers a full suite of end-to-end advertising services in 40 countries. We have commercial partnerships with Meta, X Corp. (formerly known as Twitter), TikTok, and Spotify, and marketers can use our Smadex and other platforms to deliver targeted advertising to audiences around the globe. In the U.S., we maintain a diversified portfolio of television and radio stations that target Hispanic audiences and complement our global digital services. Entravision remains the largest affiliate group of the Univision and UniMás television networks. Shares of Entravision Class A Common Stock trade on the NYSE under ticker: EVC. Learn more about our offerings at entravision.com or connect with us on LinkedIn and Facebook.

Entravision Communications

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

For more information, please contact:

Christopher T. Young	Kimberly Orlando
Chief Financial Officer and Treasurer	ADDO Investor Relations
Entravision Communications Corporation	310-829-5400
310-447-3870	evc@addo.com

# # #

(Financial Table Follows)

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
Net revenue	$274,417	$241,014	$786,804	$659,881

Expenses:
Cost of revenue - digital	199,289	157,095	562,881	431,951
Direct operating expenses	31,855	30,086	94,782	87,505
Selling, general and administrative expenses	21,954	19,208	68,287	53,022
Corporate expenses	13,292	9,525	35,836	26,769
Depreciation and amortization	7,356	6,554	20,336	19,212
Change in fair value of contingent consideration	(5,997)	734	(8,939)	6,810
Impairment charge	989	—	989	—
Foreign currency (gain) loss	548	1,966	289	2,112
Other operating (gain) loss	—	(58)	—	(1,011)
	269,286	225,110	774,461	626,370
Operating income (loss)	5,131	15,904	12,343	33,511
Interest expense	(4,454)	(3,055)	(12,788)	(7,225)
Interest income	1,558	788	3,455	1,916
Dividend income	—	6	32	20
Realized gain (loss) on marketable securities	(33)	(473)	(94)	(473)
Gain (loss) on debt extinguishment	—	—	(1,556)	—
Income (loss) before income taxes	2,202	13,170	1,392	27,749
Income tax benefit (expense)	530	(4,080)	1,038	(8,305)

Net income (loss)	2,732	9,090	2,430	19,444
Net (income) loss attributable to redeemable noncontrolling interest	(13)	—	(1)	—
Net (income) loss attributable to noncontrolling interest	—	303	342	303
Net income (loss) attributable to common stockholders	$2,719	$9,393	$2,771	$19,747

Basic and diluted earnings per share:
Net income (loss) per share attributable to common stockholders, basic and diluted	$0.03	$0.11	$0.03	$0.23

Cash dividends declared per common share, basic and diluted	$0.05	$0.03	$0.15	$0.08

Weighted average common shares outstanding, basic	87,995,567	84,945,873	87,803,770	85,469,675
Weighted average common shares outstanding, diluted	89,888,721	87,417,501	89,835,363	87,671,726

Entravision Communications

Entravision Communications Corporation

Consolidated Balance Sheets

(In thousands; unaudited)

	September 30,	December 31,
	2023	2022
ASSETS
Current assets
Cash and cash equivalents	$110,624	$110,691
Marketable securities	18,063	44,528
Restricted cash	765	753
Trade receivables, net of allowance for doubtful accounts	211,175	224,713
Assets held for sale	1,223	—
Prepaid expenses and other current assets	43,404	27,238
Total current assets	385,254	407,923
Property and equipment, net	67,750	61,362
Intangible assets subject to amortization, net	55,706	61,811
Intangible assets not subject to amortization	207,453	207,453
Goodwill	90,672	86,991
Deferred income taxes	2,591	2,591
Operating leases right of use asset	45,159	44,413
Other assets	21,550	8,297
Total assets	$876,135	$880,841

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current maturities of long-term debt	$8,643	$5,256
Accounts payable and accrued expenses	240,417	237,415
Operating lease liabilities	7,150	5,570
Total current liabilities	256,210	248,241
Long-term debt, less current maturities, net of unamortized debt issuance costs	201,301	207,292
Long-term operating lease liabilities	46,849	42,151
Other long-term liabilities	17,294	30,198
Deferred income taxes	68,464	67,590
Total liabilities	590,118	595,472

Redeemable noncontrolling interest	47,301	—
Stockholders' equity
Class A common stock	8	8
Class U common stock	1	1
Additional paid-in capital	742,040	776,298
Accumulated deficit	(501,604)	(504,375)
Accumulated other comprehensive income (loss)	(1,729)	(1,510)
Total stockholders' equity	238,716	270,422
Noncontrolling interest	-	14,947
Total equity	238,716	285,369
Total liabilities and equity	$876,135	$880,841

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
Cash flows from operating activities:
Net income (loss)	$2,732	$9,090	$2,430	$19,444
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,356	6,554	20,336	19,212
Impairment charge	989	—	989	—
Deferred income taxes	(40)	62	(169)	(3,151)
Non-cash interest	85	365	264	1,076
Amortization of syndication contracts	118	117	358	348
Payments on syndication contracts	(125)	(70)	(366)	(304)
Non-cash stock-based compensation	7,032	2,786	17,053	7,995
(Gain) loss on marketable securities	33	473	94	473
(Gain) loss on disposal of property and equipment	(29)	39	(11)	(599)
(Gain) loss on debt extinguishment	—	—	1,556	—
Change in fair value of contingent consideration	(5,997)	734	(8,939)	6,810
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(1,219)	4,708	16,261	22,296
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(3,902)	1,069	(7,199)	(183)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	14,993	(10,691)	26,460	4,725
Net cash provided by operating activities	22,026	15,236	69,117	78,142
Cash flows from investing activities:
Proceeds from sale of property and equipment and intangibles	33	—	83	2,671
Purchases of property and equipment	(5,023)	(4,673)	(19,881)	(7,882)
Purchase of a business, net of cash acquired	—	—	(6,930)	—
Investment in variable interest entities, net of cash consolidated	—	(5,164)	—	(5,164)
Purchases of marketable securities	(1,183)	(5,241)	(11,355)	(92,480)
Proceeds from sale of marketable securities	10,000	36,369	38,093	46,868
Purchases of investments	(100)	—	(300)	—
Issuance of loan receivable	(5,550)	—	(13,636)	—
Net cash provided by (used in) investing activities	(1,823)	21,291	(13,926)	(55,987)
Cash flows from financing activities:
Proceeds from stock option exercises	—	—	554	218
Tax payments related to shares withheld for share-based compensation plans	(63)	—	(158)	(267)
Payments on debt	(1,250)	(1,001)	(214,495)	(2,501)
Dividends paid	(4,400)	(2,124)	(13,182)	(6,415)
Distributions to noncontrolling interest	—	—	(3,380)	—
Repurchase of Class A common stock	—	—	—	(11,280)
Payment of contingent consideration	(3,403)	(21,734)	(35,113)	(65,340)
Principal payments under finance lease obligation	(37)	(33)	(113)	(72)
Proceeds from borrowings on debt	1	—	212,420	—
Payments for debt issuance costs	—	—	(1,777)	—
Net cash used in financing activities	(9,152)	(24,892)	(55,244)	(85,657)
Effect of exchange rates on cash, cash equivalents and restricted cash	(3)	5	(2)	(1)
Net increase (decrease) in cash, cash equivalents and restricted cash	11,048	11,640	(55)	(63,503)
Cash, cash equivalents and restricted cash:
Beginning	100,341	110,700	111,444	185,843
Ending	$111,389	$122,340	$111,389	$122,340

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated EBITDA to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022

Consolidated EBITDA (1)	$14,185	$25,972	$41,420	$66,566
EBITDA attributable to redeemable noncontrolling interest	319	—	736	—
EBITDA attributable to noncontrolling interest	—	(5)	230	(5)
Interest expense	(4,454)	(3,055)	(12,788)	(7,225)
Interest income	1,558	788	3,455	1,916
Dividend income	-	6	32	20
Realized gain (loss) on marketable securities	(33)	(473)	(94)	(473)
Income tax expense	530	(4,080)	1,038	(8,305)
Amortization of syndication contracts	(118)	(117)	(358)	(348)
Payments on syndication contracts	125	70	366	304
Non-cash stock-based compensation included in direct operating expenses	(2,637)	(981)	(7,218)	(2,878)
Non-cash stock-based compensation included in corporate expenses	(4,395)	(1,805)	(9,835)	(5,117)
Depreciation and amortization	(7,356)	(6,554)	(20,336)	(19,212)
Change in fair value of contingent consideration	5,997	(734)	8,939	(6,810)
Impairment charge	(989)	—	(989)	—
Non-recurring cash severance charge	—	—	(612)	—
Other operating gain (loss)	—	58	—	1,011
Gain (loss) on debt extinguishment	—	—	(1,556)	—
Net (income) loss attributable to redeemable noncontrolling interest	(13)	—	(1)	—
Net (income) loss attributable to noncontrolling interest	—	303	342	303
Net income (loss) attributable to common stockholders	2,719	9,393	2,771	19,747

Depreciation and amortization	7,356	6,554	20,336	19,212
Impairment charge	989	—	989	—
Deferred income taxes	(40)	62	(169)	(3,151)
Non-cash interest	85	365	264	1,076
Amortization of syndication contracts	118	117	358	348
Payments on syndication contracts	(125)	(70)	(366)	(304)
Non-cash stock-based compensation	7,032	2,786	17,053	7,995
Realized (gain) loss on marketable securities	33	473	94	473
(Gain) loss on debt extinguishment	—	—	1,556	—
(Gain) loss on disposal of property and equipment	(29)	39	(11)	(599)
Change in fair value of contingent consideration	(5,997)	734	(8,939)	6,810
Net income (loss) attributable to redeemable noncontrolling interest	13	—	1	—
Net income (loss) attributable to noncontrolling interest	—	(303)	(342)	(303)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(1,219)	4,708	16,261	22,296
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(3,902)	1,069	(7,199)	(183)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	14,993	(10,691)	26,460	4,725
Cash flows from operating activities	22,026	15,236	69,117	78,142

(1) Consolidated EBITDA is defined on page 2.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
Consolidated EBITDA (1)	$14,185	$25,972	$41,420	$66,566
Net interest expense (1)	(2,811)	(1,902)	(9,069)	(4,233)
Dividend income	—	6	32	20
Cash paid for income taxes	(2,347)	(4,018)	(5,929)	(11,456)
Capital expenditures (2)	(5,023)	(4,673)	(19,881)	(7,882)
Landlord incentive reimbursement	—	—	3,509	—
Non-recurring cash severance charge	—	—	(612)	—
Other operating gain (loss)	—	58	—	1,011
Free cash flow (1)	4,004	15,443	9,470	44,026

Capital expenditures (2)	5,023	4,673	19,881	7,882
Landlord incentive reimbursement	—	—	(3,509)	—
EBITDA attributable to redeemable noncontrolling interest	319	—	736	—
EBITDA attributable to noncontrolling interest	—	(5)	230	(5)
(Gain) loss on disposal of property and equipment	(29)	39	(11)	(599)
Cash paid for income taxes	2,347	4,018	5,929	11,456
Deferred income taxes	(40)	62	(169)	(3,151)
Income tax (expense) benefit	530	(4,080)	1,038	(8,305)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(1,219)	4,708	16,261	22,296
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(3,902)	1,069	(7,199)	(183)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	14,993	(10,691)	26,460	4,725
Cash Flows From Operating Activities	$22,026	$15,236	$69,117	$78,142

(1)
Consolidated EBITDA, net interest expense, and free cash flow are defined on page 2.
(2)
Capital expenditures are not part of the consolidated statement of operations.